                                                                    EXHIBIT 10.4

                           IMAGE ENTERTAINMENT, INC.
               Notice of Grant of Stock Option & Grant Agreement

                         1992 STOCK OPTION PLAN GRANT
                           (Director\Employee Grant)
______________________________________________________________________________

                                  Name:         MARTIN W. GREENWALD

                Social Security Number:         ###-##-####

                               Address:         C/O IMAGE ENTERTAINMENT, INC.
                                                9333 OSO AVENUE
                                                CHATSWORTH, CALIFORNIA 91311
______________________________________________________________________________


You have been granted an option under Image's 1992 Stock Option Plan (the "Plan") to buy Image, no par value, common stock as follows:
      ----

                            Type of Option:     SEE BELOW

                             Date of Grant:     OCTOBER 10, 1996

                           Expiration Date:     OCTOBER 9, 2006

                  Exercise Price Per Share:     SEE BELOW

        Number of Shares Subject to Option:     150,000

        Vesting (and other terms), if any:      SEE BELOW

        Vesting Date            Number of Shares Vested         Exercise Price
        ------------            -----------------------         --------------
        October 10, 1996        Incentive Options 19,999        $6.75
        October 10, 1996        Non-Statutory Options 10,001    $6.75

        October 10, 1997        Incentive Options 19,999        $6.75
        October 10, 1997        Non-Statutory Options 10,001    $6.75

        October 10, 1998        Incentive Options 19,999        $6.75
        October 10, 1998        Non-Statutory Options 10,001    $6.75

        October 10, 1999        Incentive Options 19,999        $6.75
        October 10, 1999        Non-Statutory Options 10,001    $6.75

        October 10, 2000        Incentive Options 19,999        $6.75
        October 10, 2000        Non-Statutory Options 10,001    $6.75

        Special Requirements:   NOT SALEABLE UNTIL 6 MONTHS AFTER THE DATE OF
                                GRANT SO AS TO PRESERVE EXEMPT STATUS UNDER
                                SECTION 16.

                By your signature and Image's signature below, you and Image agree that this option is granted under and governed by the terms of the Plan and this Notice of Grant of Stock Option & Grant Agreement. The Plan, as it may be amended from time to time, is made part of this document.

                Some of the terms of the Plan are as follows:

        1. This option may be exercised from time to time as to any number of vested shares of common stock.

        2. This option may be exercised during your lifetime only by you or, if you become disabled, by your guardian or legal representative.

        3. This option may not be transferred except, if you die, by will or the laws of descent and distribution.

        4. This option will expire on the expiration date set forth above or earlier if you cease to be an Image employee.

                (a) If you cease to be an employee for any reason other than death or disability, this option will expire two (2) weeks following the date employment ceases. However, the committee administering the Plan may, in its sole discretion, permit this option to be exercised for up to three (3) months following the date employment ceases. In any event, this option must be exercised prior to the expiration date set forth above. This option may be exercised only to the extent it was exercisable on the date employment ceases.

                (b) If you cease to be an employee because of death or disability, this option may be exercised by your successor for one (1) year following the date employment ceases, but only to the extent this option was exercisable on the date employment ceases. In any event, this option must be exercised prior to the expiration date set forth above.

        5. Whenever you wish to exercise this option, you must deliver to the Legal\Business Affairs Department a completed Exercise Notice (available from the Legal\Business Affairs Department) together with full payment of the exercise price. Payment must be made in cash, in shares of Image common stock or any combination of cash and Image common stock.

        6. Whenever you exercise this option, you must deliver to the Legal\Business Affairs Department, within ten (10) days of exercise, any withholding and employment taxes due.

        7. The exercise price per share and the number of shares subject to this option will be appropriately adjusted if there is a stock split, stock dividend or other change in Image's capital structure.

        By your signature below, you acknowledge that you have received and reviewed a copy of the Plan, the Prospectus dated October 8, 1991 (as updated February 21, 1992, and January 8, 1993), Image's Annual Report on

Form 10-K for the fiscal year ended March 31, 1996 and Image's Proxy Statement for its September 6, 1996 Annual Shareholders' Meeting.


IMAGE ENTERTAINMENT, INC.:                      DIRECTOR/GRANTEE:


By: /s/ MARTIN W. GREENWALD                     By: /s/ MARTIN W. GREENWALD
   ------------------------------                  -----------------------------
   MARTIN W. GREENWALD, President                  MARTIN W. GREENWALD


By: /s/ CHERYL LEE                              Date: October 10, 1996
   ------------------------------                    ---------------------------
   CHERYL LEE, Secretary


Date: October 10, 1996
     ----------------------------